UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2018

CELSIUS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada

 (State or other jurisdiction of incorporation)

000-55663	20-2745790
(Commission File Number)	(IRS Employer Identification No.)

2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431

  (Address of principal executive offices and zip code)

(561) 276-2239
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms “the Company,” “Celsius,” “we,” “us” and “our” refer to Celsius Holdings, Inc. and its subsidiaries.

Item 1.01.	Entry into a Material Definitive Agreement.

The Company entered into Convertible Loan Agreements (the “Loan Agreements”) with its affiliates Charmnew Limited (“Charmnew”) and Grieg International Limited (“Grieg”) on December 12, 2018, and with its affiliate CD Financial, LLC (“CD Financial”) on December 14, 2018, providing for aggregate loans to the Company in principal amounts of US$3,000,000, US$2,000,000 and US$5,000,000. In connection with the Loan Agreements, the Company executed and delivered Convertible Promissory Notes (the “Notes”) in favor of each of Charmnew, Grieg and CD Financial. The Loan Agreement and Note entered into with CD Financial replace an existing credit facility between the Company and CD Financial.

The other material terms and conditions of the loan transactions are as follows:

●	The Notes will mature on the date that is two (2) years from the effective date of each Note (“Maturity Date”), at which time all indebtedness due under the Notes will be due and payable;

●	Interest on the outstanding principal amount of the Notes accrues at the rate of five percent (5%) per annum and is payable semi-annually;

●	Charmnew, Grieg and CD Financial each have the option, on or prior to the Maturity Date, to convert the entire principal amount of and all accrued but unpaid interest on the Note into shares of the Company’s common stock. The applicable conversion price is the average of the closing price for the shares during the ten (10) business days prior to each date a loan advance was disbursed, less a discount of 10%; and

●	The Company may not prepay the loan without the lender’s prior written consent.

The above summary of the financing transactions entered into by the Company with Charmnew, Grieg and CD Financial is qualified in its entirety by reference to the copies of the Loan Agreements and Notes, filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this report, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description

10.1	Convertible Loan Agreement between the Company and Charmnew Limited dated December 12, 2018

10.2	Convertible Loan Agreement between the Company and Grieg International Limited dated December 12, 2018

10.3	Amended and Restated Convertible Loan Agreement between the Company and CD Financial, LLC dated December 14, 2018

10.4	Convertible Promissory Note in favor of Charmnew Limited dated December 12, 2018

10.5	Convertible Promissory Note in favor of Grieg International Limited dated December 12, 2018

10.6	Amended and Restated Convertible Promissory Note in favor of CD Financial, LLC dated December 14, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: December 19, 2018	By:	/s/ John Fieldly
John Fieldly, Chief Executive Officer